UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22867

Cohen & Steers MLP and Energy Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Francis C. Poli Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2017

Item 1. Reports to Stockholders.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended May 31, 2017. The net asset values (NAV) per share at that date were $8.34, $8.30, $8.36, $8.35 and $8.35 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns for the Fund and its comparative benchmarks were:

Six Months Ended May 31, 2017
Cohen & Steers MLP & Energy Opportunity Fund—Class A	0.57%
Cohen & Steers MLP & Energy Opportunity Fund—Class C	0.25%
Cohen & Steers MLP & Energy Opportunity Fund—Class I	0.73%
Cohen & Steers MLP & Energy Opportunity Fund—Class R	0.50%
Cohen & Steers MLP & Energy Opportunity Fund—Class Z	0.73%
Alerian Energy Infrastructure Index[a]	1.62%
Alerian MLP Index[a]	2.28%
S&P 500 Index[a]	10.81%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

a  The Alerian Energy Infrastructure Index is a tier-weighted index of 30 core North American energy infrastructure companies that engage in the pipeline transportation, storage, and processing of energy commodities. The Alerian MLP Index is a float-adjusted, market-capitalization-weighted index that consists of the 50 most prominent large- and mid-capitalization energy Master Limited Partnerships (MLPs). The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Please note that all distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are "return of capital" distributed from the Fund's assets. Return of capital distributions decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio.

Market Review

For the six-month period ended May 31, 2017, MLPs and midstream-energy-focused equities produced modestly positive returns amid improving economic conditions, low inflation and a decline in long-term interest rates. Those tailwinds were tempered by considerable volatility in energy prices, however, most notably in crude oil.

In November 2016, the Organization of Petroleum Exporting Countries (OPEC) and 11 non-OPEC nations reached a historic agreement to cut crude oil production in an effort to pare global inventories and raise the price of the commodity. The agreement, which became effective on January 1, 2017 and was later extended through March 2018, was seen as putting a floor under crude oil prices around $40 a barrel.

U.S. shale oil companies recognized the price-supporting OPEC/non-OPEC effort as an attractive opportunity to increase production. The ensuing rise in U.S. drilling activity was initially seen as beneficial to midstream energy companies, as it would lead to greater pipeline throughput volumes and demand for pipelines, albeit with a lag. Increased volumes generally translate into rising cash flows, which can strengthen balance sheets and ultimately lead to faster distribution growth.

MLPs and midstream energy stocks generally enjoyed strong gains early on in the period, but by late February, concerns began to mount that rising U.S. oil production might delay the oil market's supply/demand rebalancing process. Crude oil prices peaked around this time and the commodity's subsequent price decline further pressured MLP and midstream equity prices, even though most midstream energy companies have little to no direct exposure to oil prices.

The economic picture also weighed on the midstream energy market to a degree. After accelerating in the second half of 2016, the U.S. economy slowed in the early part of 2017. President Trump's election in November initially raised expectations that business-friendly government initiatives, including tax and regulatory reforms and infrastructure spending, might add to the expansion. Those expectations later cooled as the President's pro-growth economic agenda appeared to stall. Nevertheless, the factors that led to the economy's loss of momentum appeared to be transitory, and the decline in long-term interest rates during the period was broadly favorable for equities.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Another notable development in midstream energy during the period was continued industry consolidation. A number of companies and their affiliates, including Enbridge, Williams Companies, Marathon Petroleum and Oneok took steps to strengthen balance sheets and reduce the cost of capital through mergers and acquisitions and strategic restructurings. These included transactions to eliminate general partnership structures and incentive distribution rights in order to alleviate near-term funding requirements and enhance cash flows. On balance, these transactions were warmly received by investors.

Fund Performance

The Fund had a positive total return in the six months ended May 31, 2017, although it underperformed its benchmark, the Alerian Energy Infrastructure Index. Stock selection in crude/refined products detracted from relative performance, although this was partially offset by an underweight in the sector. The Fund held an out-of-index position in Enbridge Energy Management, which declined after Enbridge Energy Partners reported below-expectation 2017 cash-flow guidance and indicated that a distribution cut was likely in 2017. In addition, SemGroup declined after warning of a delay in the ramp-up of its Maurepas pipeline. The stock also exhibited greater sensitivity than its peers to commodity prices.

The Fund's underweight in the diversified utilities sector also hindered relative performance as the stocks were strong performers in the declining-interest-rate environment. We chose to underweight the sector due to its relatively limited exposure to the midstream energy business.

An out-of-benchmark allocation to the marine shipping/offshore sector additionally detracted from relative performance, as several of the holdings involved in shipping liquefied natural gas (LNG) trailed in the period, even as demand continued to increase.

The Fund's overweight and stock selection in natural gas pipelines were large contributors to relative performance. We were overweight Veresen, which announced it would be acquired by Pembina Pipeline at a substantial premium. In addition, the Fund held out-of-index positions in Cheniere Energy and Cheniere Energy Partners; the pair benefited from the ramp-up of LNG exports and on expectations for the continued build-out of their LNG facilities.

Stock selection and an underweight in the underperforming diversified sector also aided relative performance. The Fund benefited from our holding an out-of-benchmark position in Oneok Partners, which rallied strongly, while being underweight its parent Oneok, which declined. The latter announced plans to acquire all of the units of Oneok Partners that it did not already own. The merger will lower the MLP's cost of capital by eliminating the incentive distribution rights and should allow for improved access to capital markets and higher distribution growth.

Stock selection in the compression sector further contributed to relative performance, as we chose not to own Exterran Holdings in favor of an out-of-index position in Exterran Partners, which declined in the period but outperformed its parent organization.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Sincerely,

  ROBERT S. BECKER

  Portfolio Manager

BEN MORTON	TYLER S. ROSENLICHT
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended May 31, 2017

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	8.35%[a]	11.66%[b]	—	—	—
1 Year (without sales charge)	13.46%	12.66%	13.93%	13.16%	13.80%
Since Inception[c] (with sales charge)	–3.11%[a]	–2.46%	—	—	—
Since Inception[c] (without sales charge)	–1.80%	–2.46%	–1.46%	–10.73%	–1.52%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the April 1, 2017 prospectus, were as follows: Class A—2.22% and 1.46%; Class C—2.87% and 2.11%; Class I—1.91% and 1.11%; Class R—2.37% and 1.61%; and Class Z—1.87% and 1.11%. Through June 30, 2018, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so the Fund's total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares and 1.10% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 1.00%.

c  Inception date of December 20, 2013 for Class A, C, I and Z and October 1, 2014 for Class R shares.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2016—May 31, 2017.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period[a] December 1, 2016– May 31, 2017
Class A
Actual (0.57% return)	$1,000.00	$1,005.70	$7.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.70	$7.29
Class C
Actual (0.25% return)	$1,000.00	$1,002.50	$10.48
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.46	$10.55
Class I
Actual (0.73% return)	$1,000.00	$1,007.30	$5.50
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.45	$5.54
Class R
Actual (0.50% return)	$1,000.00	$1,005.00	$8.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.95	$8.05
Class Z
Actual (0.73% return)	$1,000.00	$1,007.30	$5.50
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.45	$5.54

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized expense ratios of 1.45%, 2.10%, 1.10%, 1.60% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

May 31, 2017
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Williams Cos. (The)	$7,442,549	6.9
TransCanada Corp. (CAD) (Canada)	7,196,992	6.7
Pembina Pipeline Corp. (CAD) (Canada)	6,054,250	5.6
Enterprise Products Partners LP	5,943,562	5.5
Kinder Morgan	5,808,434	5.4
Energy Transfer Equity LP	4,449,076	4.1
Targa Resources Corp.	3,984,703	3.7
ONEOK	3,816,219	3.5
Veresen (CAD) (Canada)	3,777,293	3.5
Enbridge Energy Management LLC	3,680,969	3.4

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

May 31, 2017 (Unaudited)

		Number of Shares/Units	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES	99.4%
COMPRESSION	0.5%
Archrock Partners LP		33,749	$522,772
CRUDE/REFINED PRODUCTS	17.6%
Buckeye Partners LP		31,187	1,995,968
Enbridge (CAD) (Canada)		93,880	3,613,843
Enbridge Energy Management LLC[a]		228,916	3,680,969
Genesis Energy LP		18,080	563,915
Kinder Morgan Canada Ltd., 144A (CAD) (Canada)[b,c]		84,600	1,007,672
NuStar GP Holdings LLC		21,153	548,920
Plains GP Holdings LP, Class A		132,026	3,521,134
SemGroup Corp., Class A		66,092	2,048,852
Tesoro Logistics LP		27,543	1,459,228
Valero Energy Partners LP		12,161	549,799
			18,990,300
DIVERSIFIED MIDSTREAM	33.3%
AltaGas Ltd. (CAD) (Canada)		80,000	1,783,174
Energy Transfer Equity LP		261,096	4,449,076
Energy Transfer Partners LP		84,523	1,839,220
Enterprise Products Partners LP		221,692	5,943,562
Kinder Morgan		309,618	5,808,434
MPLX LP		78,353	2,589,567
Pembina Pipeline Corp. (CAD) (Canada)		189,446	6,054,250
Williams Cos. (The)		260,229	7,442,549
			35,909,832
DIVERSIFIED UTILITIES	5.9%
Atmos Energy Corp.		12,872	1,072,366
Dominion Resources		40,284	3,253,739
Sempra Energy		17,052	1,986,388
			6,312,493

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2017 (Unaudited)

		Number of Shares/Units	Value
GATHERING & PROCESSING	17.1%
Antero Midstream GP LPc		97,715	$2,157,547
Antero Midstream Partners LP		24,374	844,316
Hess Midstream Partners LPc		45,255	1,051,726
Noble Midstream Partners LP		10,947	503,453
ONEOK		76,816	3,816,219
Rice Midstream Partners LP		66,381	1,626,998
Tallgrass Energy GP LP		134,199	3,458,308
Targa Resources Corp.		86,756	3,984,703
Western Gas Equity Partners LP		22,026	955,708
			18,398,978
MARINE SHIPPING/OFFSHORE	4.2%
GasLog Ltd. (Monaco)		68,703	889,704
GasLog Partners LP (Monaco)		23,695	518,921
Golar LNG Ltd. (Bermuda)		35,773	832,259
Golar LNG Partners LP (Marshall Islands)		38,183	754,496
Hoegh LNG Partners LP (Marshall Islands)		55,782	1,065,436
KNOT Offshore Partners LP (Marshall Islands)		22,857	484,568
			4,545,384
NATURAL GAS PIPELINES	14.1%
Cheniere Energy[c]		59,038	2,876,331
Cheniere Energy Partners LP Holdings LLC		51,215	1,375,123
TransCanada Corp. (CAD) (Canada)		155,032	7,196,992
Veresen (CAD) (Canada)		277,917	3,777,293
			15,225,739
OTHER	4.6%
EQT Corp.		12,763	705,411
Macquarie Infrastructure Co. LLC		41,594	3,240,173
Rice Energy[c]		26,102	522,040
Sprague Resources LP		21,500	547,175
			5,014,799

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2017 (Unaudited)

		Number of Shares/Units	Value
RENEWABLE ENERGY	2.1%
NextEra Energy Partners LP		28,185	$973,510
Pattern Energy Group		56,700	1,279,152
			2,252,662
TOTAL INVESTMENTS (Identified cost—$102,391,562)	99.4%		107,172,959
OTHER ASSETS IN EXCESS OF LIABILITIES	0.6		641,720
NET ASSETS	100.0%		$107,814,679

Glossary of Portfolio Abbreviations

CAD  Canadian Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a Distributions are paid-in-kind.

b Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $1,007,672 or 0.9% of the net assets of the Fund, of which 0.0% are illiquid.

c Non-income producing security.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2017 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$102,391,562)	$107,172,959
Foreign currency, at value (Identified cost—$14,577)	14,568
Receivable for:
Investment securities sold	1,013,784
Fund shares sold	847,749
Dividends and interest	124,034
Other assets	1,439
Total Assets	109,174,533
LIABILITIES:
Payable for:
Due to custodian	767,429
Investment securities purchased	249,610
Fund shares redeemed	66,972
Investment advisory fees	51,572
Shareholder servicing fees	19,577
Administration fees	4,718
Distribution fees	617
Directors' fees	569
Other liabilities	198,790
Total Liabilities	1,359,854
NET ASSETS	$107,814,679
NET ASSETS consist of:
Paid-in capital	$134,934,474
Dividends in excess of net investment income	(2,540,676)
Accumulated net realized loss	(29,360,901)
Net unrealized appreciation	4,781,782
$107,814,679

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

May 31, 2017 (Unaudited)

CLASS A SHARES:
NET ASSETS	$12,584,768
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,509,399
Net asset value and redemption price per share	$8.34
Maximum offering price per share ($8.34 ÷ 0.955)[a]	$8.73
CLASS C SHARES:
NET ASSETS	$10,090,330
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,215,561
Net asset value and offering price per share[b]	$8.30
CLASS I SHARES:
NET ASSETS	$84,835,319
Shares issued and outstanding ($0.001 par value common stock outstanding)	10,152,712
Net asset value, offering and redemption price per share	$8.36
CLASS R SHARES:
NET ASSETS	$112,641
Shares issued and outstanding ($0.001 par value common stock outstanding)	13,498
Net asset value, offering and redemption price per share	$8.35
CLASS Z SHARES:
NET ASSETS	$191,621
Shares issued and outstanding ($0.001 par value common stock outstanding)	22,936
Net asset value, offering and redemption price per share	$8.35

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2017 (Unaudited)

Investment Income:
Distributions from master limited partnerships	$1,254,709
Less return of capital on distributions	(1,248,464)
Net distributions from master limited partnerships	6,245
Dividend income (net of $69,988 of foreign withholding tax)	826,575
Total Investment Income	832,820
Expenses:
Investment advisory fees	533,353
Professional fees	94,815
Distribution fees—Class A	17,530
Distribution fees—Class C	40,592
Distribution fees—Class R	267
Administration fees	48,666
Registration and filing fees	48,006
Shareholder servicing fees—Class A	7,012
Shareholder servicing fees—Class C	13,531
Shareholder servicing fees—Class I	23,369
Shareholder reporting expenses	24,518
Transfer agent fees and expenses	12,519
Custodian fees and expenses	9,934
Directors' fees and expenses	4,258
Franchise tax	2,232
Miscellaneous	5,829
Total Expenses	886,431
Reduction of Expenses (See Note 2)	(218,579)
Net Expenses	667,852
Net Investment Income (Loss)	164,968
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(466,944)
Foreign currency transactions	(7,837)
Net realized gain (loss)	(474,781)
Net change in unrealized appreciation (depreciation) on:
Investments	420,834
Foreign currency translations	444
Net change in unrealized appreciation (depreciation)	421,278
Net Realized and Unrealized Gain (Loss)	(53,503)
Net Increase (Decrease) in Net Assets Resulting from Operations	$111,465

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended May 31, 2017	For the Year Ended November 30, 2016
Change in Net Assets:
From Operations:
Net investment income (loss)	$164,968	$513,793
Net realized gain (loss)	(474,781)	(12,741,738)
Net change in unrealized appreciation (depreciation)	421,278	23,847,957
Net increase (decrease) in net assets resulting from operations	111,465	11,620,012
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(226,925)	(75,522)
Class C	(142,347)	(17,769)
Class I	(1,409,741)	(524,976)
Class R	(1,640)	(612)
Class Z	(3,819)	(2,442)
Return of capital:
Class A	—	(316,891)
Class C	—	(311,367)
Class I	—	(1,587,995)
Class R	—	(2,903)
Class Z	—	(7,398)
Total dividends and distributions to shareholders	(1,784,472)	(2,847,875)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	18,983,373	23,943,019
Total increase (decrease) in net assets	17,310,366	32,715,156
Net Assets:
Beginning of period	90,504,313	57,789,157
End of period[a]	$107,814,679	$90,504,313

a  Includes dividends in excess of net investment income of $2,540,676 and $921,172, respectively.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended	For the Year Ended November 30,		For the Period December 20, 2013[a] through
Per Share Operating Performance:	May 31, 2017	2016	2015	November 30, 2014
Net asset value, beginning of period	$8.43	$7.46	$11.53	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.00 [c]	0.05	0.10	0.04
Net realized and unrealized gain (loss)	0.05 [d]	1.24	(3.80)	1.74 [d]
Total from investment operations	0.05	1.29	(3.70)	1.78
Less dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.06)	(0.08)	(0.05)
Net realized gain	—	—	—	(0.09)
Return of capital	—	(0.26)	(0.29)	(0.11)
Total dividends and distributions to shareholders	(0.14)	(0.32)	(0.37)	(0.25)
Net increase (decrease) in net asset value	(0.09)	0.97	(4.07)	1.53
Net asset value, end of period	$8.34	$8.43	$7.46	$11.53
Total investment return[e,f]	0.57%[g]	18.06%	–32.83%	17.76%[g]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class A
	For the Six Months Ended	For the Year Ended November 30,		For the Period December 20, 2013[a] through
Ratios/Supplemental Data:	May 31, 2017	2016	2015	November 30, 2014
Net assets, end of period (in millions)	$12.6	$12.2	$7.1	$7.4
Ratio of expenses to average daily net assets (before expense reduction)	1.82%[h]	2.23%[i]	1.90%[j]	2.67%[h]
Ratio of expenses to average daily net assets (net of expense reduction)	1.45%[h]	1.47%[i]	1.46%[j]	1.45%[h]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(0.25)%[h]	(0.12)%[i]	0.55%[j]	(0.87)%[h]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.12%[h]	0.64%[i]	0.99%[j]	0.35%[h]
Portfolio turnover rate	17%[g]	59%	81%	26%[g]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

e  Does not reflect sales charges, which would reduce return.

f  Return assumes the reinvestment of all dividends and distributions at NAV.

g  Not annualized.

h  Annualized.

i  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 2.22% and 1.46%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been (0.11)% and 0.65%, respectively.

j  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.89% and 1.45%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been 0.56% and 1.00%, respectively.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended	For the Year Ended November 30,		For the Period December 20, 2013[a] through
Per Share Operating Performance:	May 31,2017	2016	2015	November 30, 2014
Net asset value, beginning of period	$8.39	$7.44	$11.49	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.03)	0.00 [c]	0.04	(0.03)
Net realized and unrealized gain (loss)	0.05 [d]	1.23	(3.78)	1.74 [d]
Total from investment operations	0.02	1.23	(3.74)	1.71
Less dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.02)	(0.02)	(0.02)
Net realized gain	—	—	—	(0.09)
Return of capital	—	(0.26)	(0.29)	(0.11)
Total dividends and distributions to shareholders	(0.11)	(0.28)	(0.31)	(0.22)
Net increase (decrease) in net asset value	(0.09)	0.95	(4.05)	1.49
Net asset value, end of period	$8.30	$8.39	$7.44	$11.49
Total investment return[e,f]	0.25%[g]	17.25%[h]	–33.31%[h,i]	17.10%[g,i]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended	For the Year Ended November 30,		For the Period December 20, 2013[a] through
Ratios/Supplemental Data:	May 31, 2017	2016	2015	November 30, 2014
Net assets, end of period (in millions)	$10.1	$10.4	$8.7	$4.8
Ratio of expenses to average daily net assets (before expense reduction)	2.47%[j]	2.88%[k]	2.60%[l]	3.27%[j]
Ratio of expenses to average daily net assets (net of expense reduction)	2.10%[j]	2.12%[k]	2.11%[l]	2.10%[j]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(0.95)%[j]	(0.74)%[k]	(0.08)%[l]	(1.41)%[j]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	(0.58)%[j]	0.02%[k]	0.41%[l]	(0.24)%[j]
Portfolio turnover rate	17%[g]	59%	81%	26%[g]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

e  Does not reflect sales charges, which would reduce return.

f  Return assumes the reinvestment of all dividends and distributions at NAV.

g  Not annualized.

h  The net asset value (NAV) disclosed in the November 30, 2015 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2015. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2015.

i  The net asset value (NAV) disclosed in the November 30, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2014.

j  Annualized.

k  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 2.87% and 2.11%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been (0.73)% and 0.03%, respectively.

l  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 2.59% and 2.10%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been (0.07)% and 0.42%, respectively.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended	For the Year Ended November 30,		For the Period December 20, 2013[a] through
Per Share Operating Performance:	May 31, 2017	2016	2015	November 30, 2014
Net asset value, beginning of period	$8.45	$7.48	$11.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.02	0.07	0.14	0.10
Net realized and unrealized gain (loss)	0.05 [c]	1.25	(3.81)	1.72 [c]
Total from investment operations	0.07	1.32	(3.67)	1.82
Less dividends and distributions to shareholders from:
Net investment income	(0.16)	(0.09)	(0.11)	(0.07)
Net realized gain	—	—	—	(0.09)
Return of capital	—	(0.26)	(0.29)	(0.11)
Total dividends and distributions to shareholders	(0.16)	(0.35)	(0.40)	(0.27)
Net increase (decrease) in net asset value	(0.09)	0.97	(4.07)	1.55
Net asset value, end of period	$8.36	$8.45	$7.48	$11.55
Total investment return[d]	0.73%[e]	18.40%	–32.53%	18.13%[e]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended	For the Year Ended November 30,		For the Period December 20, 2013[a] through
Ratios/Supplemental Data:	May 31, 2017	2016	2015	November 30, 2014
Net assets, end of period (in millions)	$84.8	$67.6	$41.7	$47.8
Ratio of expenses to average daily net assets (before expense reduction)	1.52%[f]	1.92%[g]	1.60%[h]	2.66%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.10%[f]	1.12%[g]	1.11%[h]	1.10%[f]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.04%[f]	0.15%[g]	0.90%[h]	(0.71)%[f]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.46%[f]	0.95%[g]	1.39%[h]	0.85%[f]
Portfolio turnover rate	17%[e]	59%	81%	26%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Annualized.

g  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.91% and 1.11%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been 0.16% and 0.96%, respectively.

h  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.59% and 1.10%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been 0.91% and 1.40%, respectively.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended	For the Year Ended November 30,		For the Period October 1, 2014[a] through
Per Share Operating Performance:	May 31,,2017	2016	2015	November 30, 2014
Net asset value, beginning of period	$8.44	$7.48	$11.54	$12.41
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.00)[c]	0.05	0.08	0.01
Net realized and unrealized gain (loss)	0.05 [d]	1.22	(3.79)	(0.88)[d]
Total from investment operations	0.05	1.27	(3.71)	(0.87)
Less dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.05)	(0.06)	—
Return of capital	—	(0.26)	(0.29)	—
Total dividends and distributions to shareholders	(0.14)	(0.31)	(0.35)	—
Net increase (decrease) in net asset value	(0.09)	0.96	(4.06)	(0.87)
Net asset value, end of period	$8.35	$8.44	$7.48	$11.54
Total investment return[e]	0.50%[f]	17.74%	–32.89%[g]	–6.93%[f,g]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended	For the Year Ended November 30,		For the Period October 1, 2014[a] through
Ratios/Supplemental Data:	May 31, 2017	2016	2015	November 30, 2014
Net assets, end of period (in 000s)	$112.6	$85.2	$6.0	$9.3
Ratio of expenses to average daily net assets (before expense reduction)	1.97%[h]	2.38%[i]	2.07%[j]	2.53%[h]
Ratio of expenses to average daily net assets (net of expense reduction)	1.60%[h]	1.62%[i]	1.61%[j]	1.60%[h]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(0.40)%[h]	(0.06)%[i]	0.31%[j]	(0.58)%[h]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	(0.03)%[h]	0.70%[i]	0.77%[j]	0.35%[h]
Portfolio turnover rate	17%[f]	59%	81%	26%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Not annualized.

g  The net asset value (NAV) disclosed in the November 30, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2014.

h  Annualized.

i  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 2.37% and 1.61%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been (0.05)% and 0.71%, respectively.

j  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 2.06% and 1.60%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been 0.32% and 0.78%, respectively.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended	For the Year Ended November 30,		For the Period December 20, 2013[a] through
Per Share Operating Performance:	May 31, 2017	2016	2015	November 30, 2014
Net asset value, beginning of period	$8.44	$7.48	$11.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.02	0.08	0.10	0.09
Net realized and unrealized gain (loss)	0.05 [c]	1.23	(3.77)	1.72 [c]
Total from investment operations	0.07	1.31	(3.67)	1.81
Less dividends and distributions to shareholders from:
Net investment income	(0.16)	(0.09)	(0.11)	(0.06)
Net realized gain	—	—	—	(0.09)
Return of capital	—	(0.26)	(0.29)	(0.11)
Total dividends and distributions to shareholders	(0.16)	(0.35)	(0.40)	(0.26)
Net increase (decrease) in net asset value	(0.09)	0.96	(4.07)	1.55
Net asset value, end of period	$8.35	$8.44	$7.48	$11.55
Total investment return[d]	0.73%[e]	18.41%[f]	–32.62%[f]	18.02%[e]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended	For the Year Ended November 30,		For the Period December 20, 2013[a] through
Ratios/Supplemental Data:	May 31, 2017	2016	2015	November 30, 2014
Net assets, end of period (in 000s)	$191.6	$230.0	$0.3	$1.5
Ratio of expenses to average daily net assets (before expense reduction)	1.47%[g]	1.88%[h]	1.53%[i]	2.72%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.10%[g]	1.12%[h]	1.11%[i]	1.21%[g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.02%[g]	0.28%[h]	0.56%[i]	(0.70)%[g]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.39%[g]	1.04%[h]	0.98%[i]	0.81%[g]
Portfolio turnover rate	17%[e]	59%	81%	26%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  The net asset value (NAV) disclosed in the November 30, 2015 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2015. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2015.

g  Annualized.

h  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.87% and 1.11%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been 0.29% and 1.05%, respectively.

i  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.52% and 1.10%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been 0.57% and 0.99%, respectively.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on July 8, 2013 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide attractive total return, comprised of current income and price appreciation. On December 6, 2016, the Board of Directors of the Fund approved the Fund's offering of Class F and Class T shares. Class F shares and Class T shares are currently not available for purchase. The authorized shares of the Fund are divided into seven classes designated Class A, C, F, I, R, T and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of May 31, 2017.

The following is a summary of the inputs used as of May 31, 2017 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Master Limited Partnerships and Related Companies:	$107,172,959	$107,172,959	$—	$—
Total Investments[a]	$107,172,959	$107,172,959	$—	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Master Limited Partnerships and Related Companies— Gathering & Processing
Balance as of November 30, 2016	$419,804
Change in unrealized appreciation (depreciation)	77,749
Transfers out of Level 3[a]	(497,553)
Balance as of May 31, 2017	$—

a  As of November 30, 2016, the Fund used significant unobservable inputs in determining the value of this investment. As of May 31, 2017, the Fund used a quoted price in determining the value of the same investment, which resulted from the registration of these shares.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. For the six months ended May 31, 2017, the Fund has estimated approximately 99.5% of distributions from MLPs as return of

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

capital. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund received paid-in-kind stock dividends in the form of additional units from its investment in Enbridge Energy Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as an adjustment to the cost of the security. For the six months ended May 31, 2017, the Fund received the following paid-in-kind stock dividends:

Enbridge Energy Management, LLC	$171,200

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or "units" are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund's investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon results of operations for the six months ended May 31, 2017, the investment advisor considers it likely that a significant portion of the dividends will be reclassified to distributions from return of capital upon the final determination of the Fund's taxable income after November 30, 2017, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of May 31, 2017, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the Fund.

For the six months ended May 31, 2017, and through June 30, 2018, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares and 1.10% for Class Z shares. The contractual expense limitation agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the six months ended May 31, 2017, fees waived and/or expenses reimbursed totaled $218,579.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the Fund's average daily net assets. For the six months ended May 31, 2017, the Fund incurred $26,668 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A and Class T shares, up to 0.75% of the average daily net assets attributable to Class C shares, and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts. Class T shares are currently not available for purchase.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended May 31, 2017, the Fund has been advised that the distributor received $1,517, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $1,842 of CDSC relating to the redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A, I and T shares and up to 0.25% of the average daily net assets of the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services. Class T shares are currently not available for purchase.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $640 for the six months ended May 31, 2017.

Other: At May 31, 2017, the investment advisor and affiliated persons of the investment advisor owned 13.2% of the Fund's outstanding shares. Investment activities of these shareholders could have a significant impact on the Fund. In addition, a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the investment advisor.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended May 31, 2017, totaled $38,481,383 and $17,912,798, respectively.

Note 4. Income Tax Information

As of May 31, 2017, the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$102,468,248
Gross unrealized appreciation	$10,011,971
Gross unrealized depreciation	(5,307,260)
Net unrealized appreciation (depreciation)	$4,704,711

As of November 30, 2016, the Fund had a net capital loss carryforward of $22,243,157 which may be used to offset future capital gains. The loss is comprised of $12,503,408 of short-term capital loss carryover and $9,739,749 of long-term capital loss carryover, which under current federal income tax rules, may offset capital gains recognized in any future period.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

On December 6, 2016, the Board of Directors of the Fund approved an increase to the Fund's authorized shares of capital stock. The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in seven classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 200 million of Class I capital stock, 200 million of Class R capital stock, 200 million of Class T capital stock and 200 million of Class Z capital stock. Class F shares and Class T shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended May 31, 2017		For the Year Ended November 30, 2016
	Shares	Amount	Shares	Amount
Class A:
Sold	414,845	$3,622,879	1,059,392	$7,370,447
Issued as reinvestment of dividends and distributions	24,548	211,432	50,529	373,364
Redeemed	(378,615)	(3,233,969)	(613,320)	(4,360,219)
Net increase (decrease)	60,778	$600,342	496,601	$3,383,592
Class C:
Sold	176,040	$1,501,167	473,000	$3,389,721
Issued as reinvestment of dividends and distributions	9,978	85,451	29,775	215,912
Redeemed	(210,020)	(1,819,893)	(438,454)	(3,084,596)
Net increase (decrease)	(24,002)	$(233,275)	64,321	$521,037
Class I:
Sold	3,442,545	$29,850,486	5,719,727	$42,476,253
Issued as reinvestment of dividends and distributions	85,359	737,440	137,772	1,030,480
Redeemed	(1,377,153)	(11,963,203)	(3,429,926)	(23,462,020)
Net increase (decrease)	2,150,751	$18,624,723	2,427,573	$20,044,713
Class R:
Sold	3,218	$27,691	23,811	$162,380
Issued as reinvestments of dividends and distributions	177	1,530	455	3,265
Redeemed	—	—	(14,969)	(116,807)
Net increase (decrease)	3,395	$29,221	9,297	$48,838

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended May 31, 2017		For the Year Ended November 30, 2016
	Shares	Amount	Shares	Amount
Class Z:
Sold	138	$1,200	749	$4,950
Issued as reinvestment of dividends and distributions	424	3,649	1,289	9,411
Redeemed	(4,863)	(42,487)	(9,909)	(69,522)
Net increase (decrease)	(4,301)	$(37,638)	(7,871)	$(55,161)

Note 6. Other Risks

MLP Investment Risk: An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. MLPs may have additional expenses, as some MLPs pay incentive distribution fees to their general partners. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example a conflict may arise as a result of incentive distribution payments.

MLPs may have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes which presents unique investment risks. MLPs and other small capitalization companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. MLPs and other smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. The value of MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If MLPs were subject to U.S. federal income taxation as a corporation, the MLPs would be required to pay U.S. federal income tax on their taxable income which would have the effect of reducing the amount of cash available for distribution to the MLP unitholders. This would also cause any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP's current or accumulated earnings and profits. As a result, after-tax returns could be reduced, which could cause a decline in the value of MLPs.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Energy Sector Risk: The Fund is subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. In addition, there are several specific risks associated with investments in the energy sector, including the following: Commodity Price Risk, Depletion Risk, Supply and Demand Risk, Regulatory Risk, Acquisition Risk, Weather Risks, Exploration Risk, Catastrophic Event Risk, Interest Rate Transaction Risk, Affiliated Party Risk and Limited Partner Risk and Risks of Subordinated MLP Units. MLPs which invest in the energy industry may be highly volatile due to significant fluctuation in the prices of energy commodities as well as political and regulatory developments.

Market Volatility Risk: Under normal market conditions, the Fund will invest at least 80% of its net assets in energy-related MLPs and companies that are involved in the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources (Related Companies). The Fund's strategy of focusing its investments in MLPs and Related Companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. Market volatility in the energy markets may significantly affect the performance of the energy infrastructure industry, as well as the performance of the MLPs and Related Companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of MLPs and Related Companies to finance capital expenditures and new acquisitions and to maintain or increase distributions to investors due to a lack of access to capital.

Interest Rate Risk to MLPs and Related Companies: Rising interest rates could increase the cost of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.

Tax Risk: The Fund intends to qualify each year as a regulated investment company (RIC) for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). For any year in which the Fund so qualifies, it will not be subject to U.S. federal income tax on income or gain that it timely distributes to shareholders as dividends. In order to qualify as a RIC, the Fund must meet certain asset diversification requirements, including that, at the close of each quarter of its taxable year, no more than 25% of its total assets will be invested in qualified publicly traded partnerships (QPTPs). The Fund expects that many of the MLPs in which the Fund invests will be QPTPs. The treatment of certain of the Fund's investments for purposes of this test may be unclear, and it is possible that the Internal Revenue Service (IRS) or a court could recharacterize one or more such investments in a manner bearing adversely on the Fund's ability to meet this 25% requirement.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Counterparty Risk: Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Liquidity Risk: Although the equity securities, including those of the MLPs, in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the investment advisor believes it is desirable to do so.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Non-Diversification Risk: As a "non-diversified" investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund's relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission's (SEC) proposed rules governing the use of derivatives by registered investment companies, the Department of Labor's (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the SEC's final rules and amendments to modernize the reporting and disclosure (Modernization) and to develop and implement a Liquidity Risk Management Program for open-end investment companies (Liquidity) could, among other things, restrict and/or increase the cost of the Fund's ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities domestic and foreign have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund's prospectus.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Guidance

In October 2016, the SEC adopted new rules and amended existing rules (together, the "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is for periods ending after August 1, 2017.

The adoption will have no effect on the Fund's net assets or results of operations.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after May 31, 2017 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Investment Advisory Agreement) and subadvisory agreements (the Subadvisory Agreements, and together with the Investment Advisory Agreement, the Advisory Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting of the Independent Directors held on June 6, 2017, and at a meeting of the full Board of Directors held in person on June 13, 2017, the Advisory Agreements were discussed and were unanimously approved for a term ending June 30, 2018 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund's investment advisor (the Investment Advisor); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, making the day-to-day investment decisions for the Fund, and for the Investment Advisor, including, but not limited to, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with representatives of the Investment Advisor the type of investments made on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds and accounts, including those that have investment objectives and strategies similar to the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor's and Subadvisors' personnel, particularly noting the potential benefit that the portfolio managers' work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor's and Subadvisors' ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and the Subadvisors are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and the Subadvisors: The Board of Directors noted that the Fund has been in existence since December 20, 2013 and considered the investment performance of the Fund compared to Peer Funds and compared to two relevant benchmarks. The Board of Directors noted that the Fund outperformed the Peer Funds' medians for the one- and three-year periods ended March 31, 2017, ranking in the third and second quintiles, respectively. The Board of Directors also noted that the Fund outperformed the Alerian MLP Index for the one-and three-year periods and underperformed the Alerian Energy Infrastructure Index for the one- and three-year periods ended March 31, 2017. The Board of Directors noted that the Fund is relatively new and does not have a lengthy performance history. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund's performance during the period. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor's performance in managing other funds and products investing in master limited partnerships. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreements.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the actual management fee paid by the Fund as well as the total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual management fee and total expense ratio compared to the Peer Funds' median, noting that the Fund ranked in the second quintile for each. The Board of Directors considered that the Investment Advisor continues to waive a portion of its fees and/or reimburse

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

expenses to limit overall operating expenses of the Fund. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor is currently waiving a portion of its fee and/or reimbursing expenses of the Fund. Since the Subadvisors are paid by the Investment Advisor for investment services provided to the Fund and not by the Fund and are affiliates of the Investment Advisor, the Board of Directors considered the profitability of the Investment Advisor as a whole and did not consider the Subadvisors' separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. Some of these services include compliance, accounting and operational services oversight of third party service providers, supervising compliance by the Fund with regulatory requirements, furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund. The Board of Directors noted that because of the Fund's asset size, the operating expenses continue to be subsidized, and the Fund is not yet profitable.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund's asset size and determined that at this time there were no significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreements to those under the Investment Advisor's other fund managements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the Advisory Agreements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Robert S. Becker
Vice President

Benjamin Morton
Vice President

Tyler S. Rosenlicht
Vice President

Francis C. Poli
Assistant Secretary

James Giallanza
Chief Financial Officer

Albert Laskaj
Treasurer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8123
Boston, MA 02266
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class   A—MLOAX
C—MLOCX
F—MLOFX*
I—MLOIX
R—MLORX
T—MLOTX*
Z—MLOZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers MLP & Energy Opportunity Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*  Class F and Class T shares are currently not available for purchase.

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

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MLOAXSAR

Semiannual Report May 31, 2017

Cohen & Steers MLP & Energy Opportunity Fund

Item 2. Code of Ethics.

Not Applicable.

Item 3. Audit Committee Financial Expert.

Not Applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Chief Financial Officer
(Principal Financial Officer)

Date: August 4, 2017